Acquisitions and Divestitures	12 Months Ended
Oct. 31, 2023
Text Block [Abstract]
Acquisitions and Divestitures
36	Acquisitions and Divestitures
Acquisitions
Completed acquisition impacting the prior fiscal year
Scotiabank Chile
The
Bank completed the acquisition of an additional 16.8% stake in Scotiabank Chile for $1.2 billion from the non-controlling
interest shareholders, increasing its ownership to 99.8%. The purchase consideration was comprised of cash of $650 million and the issuance of 7 million common shares valued at $569 million. The increase in ownership was effective February 27, 2022. This transaction was accounted for as a capital transaction through shareholders’ equity and did not result in a change to the carrying value of the assets and liabilities of the subsidiary or the Bank’s associated goodwill.
As at the date of acquisition, the transaction negatively impacted the Bank’s CET1 ratio by 11 basis points. Scotiabank Chile forms part of the International Banking business segment.
Divestitures
Closed divestitures impacting the current fiscal year
Canadian Tire’s Financial Services business (“CTFS”)
On October 31, 2023, the Bank signed and closed the sale of its 20%
equity
interest in CTFS to Canadian Tire Corporation.
The investment held by the Bank in CTFS was classified as
an
investment in
associate
. The carrying value of the Bank’s interest in the investment of $543 million was derecognized on the date of close and a net gain of approximately $367 million ($319 million after
-
tax) was recorded in
non
-interest
income –
other
and reported in the Other segment. The transaction increased the Bank’s

CET1 ratio by approximately
16
basis points.
Closed divestitures impacting the prior fiscal year
Banco del Caribe, C.A (“BDC”) and Inversiones Americana del Caribe (IAC), B.V. (“IAC”), Venezuela
On October 26, 2022, the Bank completed the sale of its 26.8% interest in BDC and its 23.4% interest in IAC.
The investments held by the Bank in BDC and IAC, were classified as investments in associates. The carrying value of the Bank’s interest in these investments of $73 million was derecognized on the date of close and a net loss of approximately $227 million after-tax
was recorded in
non-interest
income - other and reported in the Other segment. The net loss includes $169 million of cumulative foreign currency translation losses that have been reclassified from accumulated other comprehensive income to the Consolidated Statement of Income. The capital impact of these transactions was not significant.
Thanachart Insurance Public Company Limited (“TNI”) and Thanachart Securities Public Company Limited (“TNS”), Thailand
On October 27, 2022, the Bank completed the sale of its interest in TNI and TNS.
The investments held by the Bank in TNI and TNS were classified as investments in associates. The carrying value of the Bank’s interest in these investments of $134 million was derecognized on the date of close. The financial and capital impacts of this transaction were not significant.
Wind down of operations in India and Malaysia
The Bank has made the decision to wind down its operations in India and Malaysia as part of the realignment of Global Banking and Markets business in the Asia Pacific region. The Bank has recorded a total loss of $102 million after tax in non-interest
income – other representing the reclassification of cumulative foreign currency translation losses net of hedges, from accumulated other comprehensive income to the Consolidated Statement of Income. The capital impact of this transaction was not significant.